SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported
September 24, 2010
Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655 (Commission File Number)	23-1714256 (IRS Employer Identification Number)

County Line Industrial Park Southampton, Pennsylvania (Address of principal executive offices)	18966 (Zip Code)
Registrant’s telephone number, including area code (215) 355-9100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     On September 24, 2010, the Company held its 2010 Annual Meeting of Shareholders.
     The following action was taken:
The shareholders elected William F. Mitchell, George K. Anderson, M.D., H. F. Lenfest, Stephen F. Ryan, George A. Sawyer, and Winston E. Scott to the Board of Directors of the Company pursuant to the vote set forth below:

Director	Votes For	Votes Withheld
William F. Mitchell	16,830,123	2,963
George K. Anderson, M.D.	16,810,408	22,678
H. F. Lenfest	16,828,923	4,163
Stephen F. Ryan	16,012,482	820,604
George A. Sawyer	16,829,123	3,963
Winston E. Scott	16,830,123	2,963

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant
Date: September 28, 2010	By:	/s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer